UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2005



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                      0-19294                  51-0265872
(State or other              (Commission File         (I.R.S. Employer
jurisdiction of                   Number)               Identification
 incorporation) Number)



       7733 Forsyth Boulevard
             23rd Floor
        St. Louis, Missouri                                  63105
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

     Beginning on September 8, 2005, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the For Our Investors section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions; our ability to integrate recent and pending acquisitions and client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; changes in governmental reimbursement rates and other regulations or policies affecting the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the ability of new management of InteliStaf Holdings, Inc., our unconsolidated affiliate, to complete its business assessment of InteliStaf on a timely basis and to institute a business restructuring to improve revenues and earnings; the results of our impairment analysis to be conducted with respect to the carrying value of our investment in InteliStaf; the future financial results of our other unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.


Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2005

                                       REHABCARE GROUP, INC.



                            By:  /s/          Mark A. Bogovich
                               ----------------------------------------
                                              Mark A. Bogovich
                                              Vice President, Interim
                                              Chief Financial Officer

                                                 EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning September 8, 2005

                                                                     Exhibit 99


                                      [pic]

                RehabCare(SM) delivering the post-acute continuum


                                2nd Quarter 2005

                                  RehabCare(SM)
                      delivering the post-acute continuum


SAFE HARBOR

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions; our ability to integrate recent and pending acquisitions and client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; changes in governmental reimbursement rates and other regulations or policies affecting the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the ability of new management of InteliStaf Holdings, Inc., our unconsolidated affiliate, to complete its business assessment of InteliStaf on a timely basis and to institute a business restructuring to improve revenues and earnings; the results of our impairment analysis to be conducted with respect to the carrying value of our investment in InteliStaf; the future financial results of our other unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE

RehabCare, in partnership with hospitals and nursing homes, provides post-acute program management, medical direction, physical rehabilitation, quality assurance, specialty programs and community relations for the following programs

o   Hospital-Based Rehabilitation Programs
        o 120 Acute Rehabilitation Units (ARUs)
        o 26 Subacute/Transitional Care Units (TCUs)
        o 42 Outpatient Rehabilitation Programs (OP)
o   Skilled Nursing Facility-Based Rehabilitation Programs
        o 764 Programs
o   Freestanding Rehabilitation Facilities*
        o 2 Acute Rehab Facilities
        o 2 Long Term Acute Care Hospitals

* Includes MeadowBrook acquisition effective August 1, 2005

                                  RehabCare(SM)
                      delivering the post-acute continuum

                                (graph omitted)

RHB REVENUES 2Q/05

Total Revenue                                      $108.4 million
SNF-Based Rehabilitation Programs
    (Contract Therapy Division)                    $57.6M     53%
Hospital-Based Rehabilitation Programs
    (HRS Division)                                 $48.1M     44%

Healthcare Consulting                              $ 2.7M*     3%

* Excludes intercompany revenue

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE

o The post-acute physical rehabilitation industry provides large opportunities for new RehabCare clients

      o 5,000 Hospitals
           o 120 ARU programs
      o 15,000 Skilled Nursing Facilities
           o 764 programs

 o  Competitors include

           Hospital-based                    SNF-based
           --------------                    ---------
        -    Self-operation               -    Self-operation
        -    HealthSouth                  -    Aegis (Beverly Enterprises, Inc.)
        -    Select Medical Corp.         -    RehabWorks
                                          -    Regional Providers

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE SERVICES*

RehabCare's 8,500 clinicians provide physical, occupational and speech therapy at programs across the country.

                                      [map]

                       More than 950 locations nationwide

               38 states, the District of Columbia and Puerto Rico

* Includes MeadowBrook acquisition effective August 1, 2005

                                  RehabCare(SM)
                      delivering the post-acute continuum

BUSINESS PROFILE
REHABCARE PATIENTS

   o    RehabCare treats approximately 14,000 patients each day

   o    54,000 inpatient discharges,
        1.1 million outpatient visits
        4 million SNF patient encounters

   o    Typical diagnoses include:
        o  Stroke
        o  Neurological disorders
        o  Orthopedic conditions
        o  Musculoskeletal conditions

   o Payer sources for our patients are 72% Medicare, 5% Medicaid, 23% managed care and other

                                      [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
TRADITIONAL SILO DELIVERY CONCEPT

Providers tend to focus on sites of service rather than continuum of care. Patients are treated at the sites in an uncoordinated manner. Therapy is the common link between each of these silos.


                                 [graph omitted]

                                  RehabCare(SM)
                      delivering the post-acute continuum


BUSINESS PROFILE
REHABCARE'S PATIENT-FOCUSED APPROACH

   RehabCare's patient-focused approach builds integrated continuums of care, rather than service silos, in markets that offer sufficient demand and appropriate therapy resources for these services

                                 [graph omitted]

                 Acute                     Skilled                 Outpatient
             Rehabilitation                Nursing               Rehabilitation
            Units/Facilities             Facilities                 Programs

    Hospital
 Medical/Surgical
                                      CARE MANAGEMENT
     Acute
   Therapies
              Transitional                Long Term                    Home
                  Care                    Acute Care                  Health
                  Units                   Hospitals*                 Programs


       *RehabCare partners with providers of LTACH care where appropriate

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?

o       Target Market Strategy
o       Acquisitions
o       Joint Ownership Arrangements
o       Hospital-Based Rehabilitation Stabilization/Growth Strategy (HRS)
o       SNF-Based Rehabilitation Profitability/Growth (CT)
o       Clinical Research and Development
o       Information Technology and Management
o       Access to Capital

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
TARGET MARKET STRATEGY

RehabCare   has   developed   joint   venture  and  other   relationships   with
market-leading health delivery partners
     o    Provides access to referral networks and market share
     o Develops long-term relationships: deploys capital, provides joint ownership and program management
     o    Adds key components to continuums of care
     o    Delivers RehabCare resources more efficiently


              [pic]                                [pic]
           Kokomo, IN                     Harlingen/Brownsville, TX
        Population 301,000                 Population 1.0 million


         [pic]                   [pic]                  [pic]
    Norfolk, VA            Philadelphia, PA         St. Louis, MO
Population 1.6 million   Population 5.1 million   Population 2.6 million

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
NORFOLK TARGET MARKET EXPERIENCE


We believe second quarter results in the Norfolk target market show traction of our target market strategy

     o    95% annualized staff retention versus 85% company-wide average

     o Over one-third of our clinical staff worked in multiple practice settings

     o More than 1000 patients (13%) were treated in multiple RehabCare venues

         [pic]                       ARU Locations - 2
      Norfolk, VA                    OP Locations - 13
Population 1.6 million               SNF Locations - 3
                                     Home Health Location - 1
                                     Acute Care Locations - 3

                                  RehabCare(SM)
                       delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
ACQUISITIONS

   RehabCare's acquisition strategy supports our target market strategy

     o    EBITDA multiple 4-6 times
     o    Continuing management
     o 2004 acquisitions added $45 million in annualized operating revenues, 2005 have added $55 million annualized, with more in the pipeline
     o    Strong balance sheet enables aggressive acquisition strategy


CPR REHAB     VitalCare     PHASE 2 CONSULTING     Cornerstone     MeadowBrook
THERAPY        AMERICA        A Division of      Rehabilitation    Healthcare
A Part of    A RehabCare        RehabCare
RehabCare      Company

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
JOINT VENTURE ARRANGEMENTS

     Joint ventures help us create longer term relationships and enhance market presence

         o    Valley Baptist Health System, Harlingen/Brownsville, TX
                   o   50% of local hospital market share
                   o   Added one acute rehab unit
                   o   3 skilled nursing facilities opened in June
         o    Howard Regional Health System, Kokomo, IN
                   o   57% of local hospital market share
                   o   30-bed LTACH in final approval stage
         o    Projects under development:
                   o   Arlington, TX
                         o 24-bed freestanding acute rehab facility to be owned and operated by RHB projected to open in December 2005
                   o   Amarillo, TX
                         o 40-bed freestanding rehab hospital scheduled to open Spring 2006 with Northwest Texas Health System
         o    12 non-binding joint venture letters of intent

                                     [pic]


            Valley Baptist                  Northwest Texas
            Health System                   Healthcare System

            Howard                          Arlington
            Regional Health System          Rehabilitation Hospital
                                            A RehabCare Facility

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
HOSPITAL-BASED REHABILITATION PROGRAMS
STABILIZATION & GROWTH STRATEGY

   Revenue
   -------
                                                      Q2/04             Q2/05
         ARU Programs                                  114                120
         Net change in programs during
         quarter, excluding acquisitions               + 2                + 5
         Signings                                        4                  5
         Backlog                                        11                 11

        o   Manage 75% rule transition
        o   Longer term relationships using capital

   Operating Earnings
   ------------------
        o   Manage variable cost


                               Number of Programs
                                 [graph omitted]

'96    '97    '98    '99    '00    '01    '02    '03    '04    Q1/05    Q2/05
121    135    167    179    201    190    187    166    181    182      188

                               Revenue (Millions)
                                 [graph omitted]

   '96      '97      '98      '99      '00      '01      '02      '03      '04
   91.6     106.8    128.1    147.2    162.3    173.0    179.7    185.9    190.7

                                Operating Margin
                                 [graph omitted]

Q2/03    Q3/03    Q4/03    Q1/04    Q2/04    Q3/04    Q4/04    Q1/05    Q2/05
17.2%    18.6%    21.1%    18.7%    16.6%    17.2%    16.8%    14.0%    13.9%

                                  RehabCare(SM)
                      delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
SKILLED NURSING FACILITY-BASED REHABILITATION
PROGRAMS PROFITABILITY/GROWTH

Revenue
-------
o Total CT programs: 764 (Q2/05) vs. 570 (Q2/04)
o Net increase of 48 new programs sequentially
o Same store revenue growth of 12.1% year-over-year

Operating Earnings
------------------
o New pricing strategies
o Manage variable cost
o Continued SG&A leverage


                               NUMBER OF PROGRAMS
                                 [graph omitted]


'96    '97    '98    '99    '00    '01    '02    '03    '04    Q1/05    Q2/05
 0      44     67     112    195    305    412    468    690    716     764

                               REVENUE (MILLIONS)
                                 [graph omitted]

'96     '97      '98      '99      '00      '01      '02      '03      '04
  0      8.4      13.9     14.1     30.0     64.7     105.3    130.8    171.3


                                OPERATING MARGIN
                                 [graph omitted]

 Q2/03    Q3/03    Q4/03    Q1/04    Q2/04    Q3/04     Q4/04    Q1/05    Q2/05
 5.5%     2.7%     4.1%     6.0%     4.8%     5.4%      7.5%     4.6%     5.5%

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
CLINICAL RESEARCH & DEVELOPMENT

RehabCare must ensure its 8,500 clinicians provide the highest quality therapy to approximately 14,000 patients daily

     o    Partner with academic medical centers
     o    Validate   physical    rehabilitation   outcomes   through   research.
          Undertaking research to develop clinical decision-making matrices for 75% rule
     o Developed CORE program to provide high-quality care in SNFs for displaced 75% rule orthopedic patients
     o    Create systems to integrate the continuum of care
     o    CareNexus - our proprietary care management service

                                     [pic]

 Brain Injury Program         LifeSpine             CORE             CareNexus
   Empowering Lives,        Spine Care for       Centers for        connecting
   Independence for           a Lifetime          Orthopedic       the continuum
      the Future                                Rehabilitation
                                                  Excellence

                                  RehabCare(SM)
                      delivering the post-acute continuum


HOW DO WE ACHIEVE OUR VISION?
INFORMATION TECHNOLOGY & MANAGEMENT

    To support continuum of care, RHB has developed a single-technology platform

     o    RHB PDA based clinical system
          o    Patient-centric view, episodic data capture by clinical setting
          o Care management system, with total plan of care discharge planning and management tool
     o    Clinical and financial outcomes management tools
          o    Manage staff and patients across continuum
     o Wireless Connectivity will allow 2-way real time communication at point of service
          o    Clinical pathways decision support
          o    Patient protocols
          o    Real time expertise available: clinical, technical, operational
     o    Developed tools to manage 75% rule


                                      [pic]

                                  RehabCare(SM)
                      delivering the post-acute continuum



HOW DO WE ACHIEVE OUR VISION?
ACCESS TO CAPITAL*

As of June 30, 2005

   o      $45 million in cash
   o      $3.4 million in subordinated debt related to acquisitions
   o      $90 million credit facility; expandable to $125 million

* $26 million of cash and borrowings plus $9 million of subordinated debt utilized for acquisition of Meadowbrook effective August 1, 2005

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
SHORTAGE OF THERAPISTS

   Recruiting and retaining therapists are key to our success

     o    85% annualized retention rate for full-time and part-time clinicians
     o    Average hires/month increased 18% in Q2/05
     o    More than 50% of open positions are due to new program openings
     o    Contract labor premium is 60%
     o    Mitigation strategies
          o    Campus relations program
          o    Flexible and innovative compensation plans
          o    Employee referral program
          o    Internet advertising and e-mail campaigns
          o    New employee orientation program
          o    Targeted supervisory training
          o    On-line learning and development opportunities
     o    New pricing strategy to re-coup increased labor costs

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
ACUTE REHAB REGULATORY IMPACT

    75 PERCENT RULE DEFINITION
          o    Effective July 1, 2004 - 3 year transition (50%, 60%, 65%, 75%)
          o Estimated impact 5-6% of acute rehab revenue included in 2005 guidance
          o Senate and House bills for freeze at 50% and National Advisory Council to oversee future federal policies that could deny patient care - RHB supports this effort

    MITIGATION STRATEGIES
          o    Computer models to better manage rule
          o    Manage 75/25 rule on a daily/weekly  basis to accept best patient mix
          o Clinical education and training to enhance quality care to more medically complex patients
          o    Develop  new  referral  sources  and  modify  hospital   clinical
               programs
          o Continuum of care model will facilitate movement of patients to appropriate care settings
          o    Increase in non-Medicare patients

    STATUS
          o As of June 30, our units, on average, were at the 60% level of compliance, when the target was 50%.
          o    680 qualifying patients not admitted within the first 6 months of
               2005

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
CONTRACT THERAPY REGULATORY IMPACT

o   THE 75% RULE AND PART A/PART B
        o Patients typically seen in ARUs are now being seen in SNFs as Part A patients
        o Part A patients generate lower operating margins
o   PART B THERAPY CAPS (SKILLED NURSING FACILITY-BASED REHABILITATION)
        o GAO report due this year, outcome unknown
        o Bill in House and Senate calling for full repeal, pending additional clinical research
o   RULE 70 - PPS AND CONSOLIDATED BILLING FOR SNFs 2006
        o RUGS Refinement
        o Believe it to be neutral for RHB

                                  RehabCare(SM)
                      delivering the post-acute continuum


CHALLENGES
INTELISTAF HOLDINGS


StarMed, our former staffing division, sold to InteliStaf on 2/2/04 in exchange for 25% of combined equity

o    Approximately  $300,000  RHB  equity  share  loss  in  Q2/05  and  $700,000 year-to-date
o AlixPartners, LLC hired by Board to replace top management and conduct a turnaround
o    Russell Reynolds retained to conduct a search for a new CEO


                                   InteliStaf
                                   HEALTHCARE

                                  RehabCare(SM)
                      delivering the post-acute continuum


QUARTERLY UPDATE

-------------------------------------------------------------------------------
     GAAP                       Q2/04     Q3/04     Q4/04     Q1/05    Q2/05
-------------------------------------------------------------------------------
REVENUE
(MILLIONS)                     $ 90.9    $ 93.3    $ 95.1    $102.4    $108.4
-------------------------------------------------------------------------------
OPERATING EARNINGS
(MILLIONS)                     $ 10.2    $ 10.7    $ 11.4    $  9.0    $  9.8
-------------------------------------------------------------------------------
EPS                            $  0.34   $  0.36   $  0.37   $  0.29   $  0.32
(FULLY DILUTED)
-------------------------------------------------------------------------------

                                       22

                                  RehabCare(SM)
                      delivering the post-acute continuum


ANNUAL TREND

                                     REVENUE
                      2005 revenue guidance is $453 to $467
                                 [graph omitted]

                             '01        '02       '03          '04          '05*
       SNF-BRS               $64.7      $105.3    $130.8       $171.3
       H-BRS                 $173.3     $179.7    $185.9       $190.7
       Consulting              -          -         -          $  5.1
           Range                                                        $453-467



                               EPS - Fully Diluted
                       2005 EPS guidance is $1.35 to $1.45
                                 [graph omitted]

                             '01        '02       '03          '04          '05*
       EPS                   $1.16      $1.38     $0.86        $1.38
       Range                                                          $1.35-1.45

Source - Company Annual 10-K for respective years
*  2005 Guidance, includes MeadowBrook acquisition as of August 1, 2005

                                  RehabCare(SM)
                      delivering the post-acute continuum

REHABCARE SUMMARY

   Opportunities
   -------------
   o     New CT and HRS business growth
   o     Acquisitions
   o     Development of joint venture relationships
   o     Maturity of continuum of care strategy

   Challenges
   ----------
   o     75% rule implementation
   o     Managing growth in tight labor market
   o     Startup and integration of JVs and acquisitions
   o     Part B Caps

                                       24